UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 21, 2005

US UNWIRED INC.

(Exact name of registrant as specified in its charter)

Louisiana	000-22003	72-1457316
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

901 Lakeshore Drive, Lake Charles, Louisiana	70601
(Address of principal executive offices)	(Zip Code)

(337) 436-9000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Information.

On June 21, 2005, the Registrant filed a Motion for Preliminary Injunction and a Complaint for Injunctive Relief in the U.S. District Court for the Western District of Louisiana seeking to enjoin Sprint Corporation and Nextel Communications, Inc. from proceeding with the anticipated merger of those companies. Copies of the motion and complaint are filed herewith as Exhibits 99.1 and 99.2 and are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

The following exhibits are filed with this Current Report:

Exhibit No.	Description

99.1	Motion for Preliminary Injunction filed by the Registrant in the U.S. District Court for the Western District of Louisiana on June 21, 2005

99.2	Complaint for Injunctive Relief filed by the Registrant in the U.S. District Court for the Western District of Louisiana on June 21, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

US UNWIRED INC.

Date: June 23, 2005	By:	/s/ Jerry E. Vaughn
Jerry E. Vaughn Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Motion for Preliminary Injunction filed by the Registrant in the U.S. District Court for the Western District of Louisiana on June 21, 2005

99.2	Complaint for Injunctive Relief filed by the Registrant in the U.S. District Court for the Western District of Louisiana on June 21, 2005.